SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)         August 28, 1997
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                        McNEIL REAL ESTATE FUND XX, L.P.
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             (Exact name of registrant as specified in its charter)





         California                   0-14007              33-0050225
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(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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           (Address of principal executive offices)         (Zip code)




Registrant's telephone number, including area code     (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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On August 28, 1997, McNeil Real Estate Fund XX, L.P. sold three of four units of
1130 Sacramento Condominiums to Hunt Club, Inc., an unaffiliated purchaser. The remaining unit was previously sold to the same purchaser on August 1, 1997, as disclosed in the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997. The cash purchase price for all four units was $4,700,000.
Cash  proceeds  from  the  sale,  after  various  closing  costs,   including  a
disposition fee of $124,500 payable to an affiliate of the General Partner, will amount to approximately $4,365,500. As of the date of this filing, such disposition fee has not yet been paid.




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                        McNEIL REAL ESTATE FUND XX, L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                                        McNEIL REAL ESTATE FUND XX, L.P.



October 22, 1997                        By:  /s/  Carol A. Fahs
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Date                                         Carol A. Fahs
                                             Vice President of McNeil
                                               Investors, Inc.
                                             (Principal Accounting Officer)